Stockholder Convertible Note Payable	9 Months Ended
Sep. 30, 2011
Stockholder Convertible Note Payable

Note 4—Stockholder Convertible Note Payable:

On September 2, 2011, the stockholder advanced Puma $150,000 to fund its operations until such time as Puma could complete an equity placement. The advance is unsecured, non-interest bearing and due on demand. On September 9, 2011, the advance was converted to an unsecured convertible promissory note. The note is a non-interest bearing note that may be converted into Puma common stock at the option of the stockholder. The note is due and payable upon demand of the stockholder on or after the one-year anniversary of the date, if not converted prior to the maturity date. The stockholder converted his note into 40,000 shares of the Company’s (as defined below) common stock on October 6, 2011.